Exhibit 99.2
1 1 Dole Food Company, Inc. Earnings Call and Webcast Third Quarter 2010 November 22, 2010

2 2 Beth Potillo Treasurer

3 3 Forward Looking Statements Some of the information presented contains forward-looking statements that involve a number of risks and uncertainties. Forward looking statements, which are based on management's assumptions and describe the company's future plans, strategies and expectations, are generally identifiable by the use of terms such as "anticipate," "will," "expect," "believe," "shall," or similar expressions. The potential risks and uncertainties that could cause the company's actual results to differ materially from those expressed or implied herein include weather-related phenomena; market responses to industry volume pressures; product and raw materials supplies and pricing; electrical power supply and pricing; changes in interest and currency exchange rates; economic crises; quotas, tariffs and other governmental actions; and international conflict.

4 Non-GAAP Financial Measures EBIT, Adjusted EBITDA and Comparable income from continuing operations (total and per share) are measures commonly used by financial analysts in evaluating the performance of companies. EBIT is calculated by subtracting income from discontinued operations, net of incomes taxes, from net income, by subtracting the gain on disposal of discontinued operations, net of income taxes, by adding interest expense and by adding income tax expenses to net income. Adjusted EBITDA is calculated from EBIT by adding depreciation and amortization from continuing operations, adding the net unrealized loss or subtracting the net unrealized gain on certain derivative instruments (foreign currency and bunker fuel hedges and the cross currency swap), adding the foreign currency loss or subtracting the foreign currency gain on the vessel obligations, adding the net unrealized loss or subtracting the net unrealized gain on foreign denominated instruments, and by subtracting gains on asset sales. Comparable income from continuing operations is calculated from income from continuing operations by adding the net unrealized loss or subtracting the net unrealized gain on certain derivative instruments (foreign currency and bunker fuel hedges and the cross currency swap), net of income taxes, adding the foreign currency loss or subtracting the foreign currency gain on the vessel obligations, net of income taxes, adding the net unrealized loss or subtracting the net unrealized gain on foreign denominated instruments, net of income taxes, and subtracting gains on asset sales, net of income taxes. These items have been adjusted because management excludes these amounts when evaluating the performance of Dole. Net debt is calculated as total debt less cash and cash equivalents. EBIT, Adjusted EBITDA and Comparable income from continuing operations (total and per share) are not calculated or presented in accordance with U.S. GAAP and they are not a substitute for net income attributable to Dole Food Company, Inc., net income, income from continuing operations, cash flows from operating activities or any other measure prescribed by U.S. GAAP. Further, EBIT, Adjusted EBITDA and Comparable income from continuing operations (total and per share) as used herein are not necessarily comparable to similarly titled measures of other companies. However, Dole has included EBIT, Adjusted EBITDA and Comparable income from continuing operations (total and per share) herein because management believes that they are useful performance measures for Dole. In addition, EBIT, Adjusted EBITDA and Comparable income from continuing operations (total and per share) are presented because management believes that these measures are frequently used by securities analysts, investors and others in the evaluation of Dole.

5 5 David A. DeLorenzo Chief Executive Officer

6 ($ millions) Packaged foods Fresh vegetables Fresh fruit Note: Graph does not include Corporate Q3 Adjusted EBITDA increased $16 million Fresh fruit remained steady Lower local banana pricing in Europe and Asia; higher costs in Europe and North America Includes $27 million container arbitration settlement and $24 million of restructuring costs and charges for long-term receivables Vegetables improved $10 million Improvements in both packaged salads and fresh-packed vegetables Packaged foods decreased $4 million Higher product costs and SMG&A Q3 Adjusted EBITDA 2010 2009 Fresh Fruit 62 65 Fresh Vegetables 12 3 Packaged Foods 30 34 $101 $85

7 Fresh Vegetables 3rd Quarter Adjusted EBITDA increased by approximately $10 million YTD results of $39 million of Adjusted EBITDA more than double from 2009 Higher pricing across all major product lines Increased volumes Favorable product mix Margin improvement measures Winner of Supermarket News' Category Excellence Award for Produce Category

8 Packaged Foods Continued strong results with YTD Adjusted EBITDA of $94 million 3rd Quarter results lower Higher commodity costs and weaker USD Strong trends Higher volumes in FRUIT BOWLS New products Improved performance in frozen fruit Continued growth in secondary and developing markets in Europe and Asia

9 Fresh Fruit Europe Pricing and FX still weak in the 3rd Quarter Recent pricing up Colder than normal weather causing tighter supply in Latin America European restructuring well underway Reduction of 10 million boxes (25%) Reduce volumes from some of our highest cost sources, Eliminate approximately 1,500 hectares of company-owned farms in Costa Rica, Renegotiate several of our labor contracts Reconfigure our European shipping fleet Reorganize and streamline our European operations Pull back from the lowest priced markets in Europe

10 Fresh Fruit Asia Disruptive market conditions during the 3rd Quarter due to the temporary stoppage of imports into Iran Volume spillover into other Asian and Middle Eastern markets Market appears to be reopened to banana imports under a new license regime Markets appears to be recovering, but Japan continues to be oversupplied North America Continues strong performance Impacted by higher purchased fruit costs and increasing commodity costs Tight supplies due to cold weather in Latin America

11 Summary Another strong quarter, despite challenging economic climate Continued strong performance of packaged foods and fresh vegetable segments Restructuring for European market underway

12 12 Joseph S. Tesoriero Chief Financial Officer

13 Segment Revenues Packaged foods Fresh vegetables Fresh fruit ($ millions) 2010 2009 Fresh Fruit 3674 3672 Fresh Vegetables 825 790 Packaged Foods 836 786 $5,336 $5,249 Three Quarters 3rd Quarter 2010 2009 Fresh Fruit 1327 1329 Fresh Vegetables 326 299 Packaged Foods 335 310 $1,989 $1,938 Fresh fruit Decreased primarily due to the 2009 divestitures of box manufacturing plants in Latin America Excluding box plants, revenues were up $30 million Vegetables Revenues up 9% Packaged salads had higher volumes and better mix Improved pricing on all products Packaged foods Higher volumes and improved pricing Increased revenues in secondary and emerging markets in Europe and Asia

14 Segment Adjusted EBITDA Packaged foods Fresh vegetables Fresh fruit ($ millions) 2010 2009 Fresh Fruit 3674 3672 Fresh Vegetables 825 790 Packaged Foods 836 786 $299 $349 Three Quarters 3rd Quarter 2010 2009 Fresh Fruit 62 65 Fresh Vegetables 12 3 Packaged Foods 30 34 $101 $85 Fresh fruit Lower local banana pricing in Europe and Asia; higher costs in Europe and North America Includes $27 million container arbitration settlement and $24 million of restructuring costs and charges for long-term receivables Vegetables Packaged salads benefitted from improved pricing, lower raw material costs, production efficiencies and favorable product mix Fresh-packed vegetables business achieved better pricing for all major products Packaged foods Higher product costs due to higher commodity costs and unfavorable currency Higher SMG&A

15 Capital Structure Reduced Net debt by $25 million during the quarter, and $71 million since year-end Non-core asset sales in the first three quarters totaled $33 million

16 16 Q&A

17 17 Appendix

18 Adjusted EBITDA ($ millions)

19 Adjusted Q3 EBITDA by Segment ($ millions)

20 Adjusted Three Quarter EBITDA by Segment ($ millions)

21 Q3 and Three Quarter Income Statements ($ thousands)

22 Non-GAAP Financial Measures